SEMIANNUAL REPORT

October 31, 1996

INVESCO
DYNAMICS
FUND,
INC.

A Smart Choice
For Seeking Maximum
Growth Potential

INVESCO FUNDS

Market Overview                                                    November 1996
     Overheating -- or headed into a recession? That's the question analysts have posed all year about the U.S. economy.
     During the third quarter of 1996, growth moderated to a "normal/dull" level of 2.2%. Representing a slowdown from the second quarter's relatively torrid pace of 4.7%, the current level of economic expansion should be moderate enough to stave off inflation fears. The rate of increase in wages, benefits, and prices for consumer and industrial goods has not accelerated over the past 12 months; the Consumer Price Index will likely end 1996 up an annualized rate of about 3.0% -- in line with the historical average.
      The moderate inflation level represents a positive factor for the economy. At the same time, though, the longevity of the current expansion -- over six years -- remains a cause for concern; the post-World War II average is only four and a half years. Negative growth hasn't been experienced since the first quarter of 1993. If the growth rate again approaches 5%, many economists expect the Federal Reserve Board to launch a preemptive strike against inflation, with the concomitant danger of cutting the expansion short.
      In mid-autumn, concern about the Fed and the national elections caused a modest pullback in equity markets. Since then, with the political status quo generally maintained vis-a-vis the president and Congress, and the economy slowing on its own, the S&P 500 resumed its upward hike.
      1997 is a post-presidential election year, when the stock market has typically dropped, and volatility may well continue. Currently, valuations for many individual stocks appear high. Moderate action from the Fed over the winter -- an increase of .25% in short-term interest rates, for example -- might be interpreted by investors in a positive light, with a subsequent calming influence on price swings. Conversely, heavy-handed measures could be viewed as likely to trigger a recession, with negative consequences for corporate earnings estimates -- and stock prices.

INVESCO Dynamics Fund

                            INVESCO Dynamics Fund
                         Average Annual Total Return
                              as of 10/31/96(1)

                    1 year                             20.64%
                    -----------------------------------------
                    5 years                            17.74%
                    -----------------------------------------
                    10 years                           15.97%
                    -----------------------------------------

      According to independent fund analyst Lipper Analytical Services, Dynamics Fund ranked #9 of 55 capital appreciation funds for the 10-year period ended 10/31/96. Over the five-year period, the fund was ranked #11 of 81 funds, and for the one-year period, #58 of 184 funds.(3)

     For the ten months ended 10/31/96, INVESCO Dynamics Fund achieved a total return of 14.73%, compared to the S&P 500, which had a total return of 16.63%, and the S&P MidCap 400, which had a total return of 12.70%. (Of course, past performance does not guarantee future results.)(1),(2)
     Over the past six months, investors have become more concerned about companies' ability to sustain earnings growth. As a result, high quality growth names have experienced relatively strong price appreciation. Dynamics Fund has core investments in this type of stock, particularly in the consumer growth and technology industries, enabling us to participate in the market advance. While the July correction hit the retail and technology areas hard, we have maintained the fund's overweightings in anticipation of a longer-term rebound.

Graph:      Dynamics Fund 10-Year Total Return
            vs. S&P 500

      This line graph illustrates the value of a $10,000 investment in INVESCO Dynamics Fund, plus reinvested dividends and capital gain distributions, for the 10-year period ended 10/31/96.

      The line graph on page one illustrates the value of a $10,000 investment in INVESCO Dynamics Fund, plus reinvested dividends and capital gain distributions, for the ten-year period ended 10/31/96. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.(1),(2)

Strategic Summary
      In pursuing its objective of long-term capital appreciation, Dynamics Fund utilizes a two-pronged strategy. The fund's core investments are primarily classic growth stocks in technology, consumer growth, and health care, typically comprising 40% to 60% of assets. In an "outer ring" are more aggressive holdings which we expect to hold for a shorter time period, seeking to benefit from trends which will lead to rapid sales and earnings growth.
      Standout performers among our technology holdings include Cisco Systems, Cognos Inc, and Microsoft Corp. We remain unenthusiastic about most Internet-related companies, preferring to focus on computer local networks such as 3Com Corp, as well as entertainment software firms such as Electronic Arts and Midway Games.
      The health care area has been somewhat less rewarding of late. We closed positions in several companies, in favor of a heightened weighting in biotechnology firms such as Biogen Inc and Gilead Sciences. Stock prices have been sparked by a good flow of information on positive clinical trials.
      Our non-core holdings include retail-focused companies such as American Stores, Finish Line, Liz Claiborne, NIKE Inc, and Rite Aid. For selected department and specialty stores, in particular, the near-term outlook is good, given predictions of a relatively strong holiday season and the continued potential for teen apparel and footwear.

      At the time of our annual report dated 4/30/96, we had temporarily built up our weighting in energy companies. Overall, this strategy has worked well due to advances in exploration, which increases their odds of identifying promising wells, while lowering costs. Over the past six months, we took profits in some of these companies and purchased several new names, including Nuevo Energy and Flores & Rucks.
      Our foray into agriculture-related equities fared less well; late in the spring, we closed our positions in these stocks.

Fund Management
     INVESCO  Dynamics Fund is managed by INVESCO Senior Vice President  Timothy
J. Miller. He received his MBA from the University of Missouri, and a BSBA from St. Louis University. A 16-year veteran of the investment business, he is a Chartered Financial Analyst. Before joining INVESCO in 1992, Tim was an analyst and portfolio manager with Mississippi Valley Advisors.

(1)Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.
(2)The S&P 500 is an unmanaged index of common stocks considered representative of the performance of the broad U.S. stock market. The S&P MidCap 400 is an unmanaged index indicative of domestic mid-capitalization stock prices.
(3)Rankings provided by Lipper Analytical Services, an independent fund analyst, are based upon total return performance unadjusted for commissions.

INVESCO Dynamics Fund, Inc.
Ten Largest Common Stock Holdings
October 31, 1996

Description                                                        Value
------------------------------------------------------------------------
Toys "R" Us                                                  $30,487,500
Fluor Corp                                                    26,200,000
Liz Claiborne                                                 25,045,800
Electronic Arts                                               24,375,000
Vons Cos                                                      24,254,250
Computer Associates International                             23,650,000
Oracle Corp                                                   21,156,250
Finish Line Class A                                           19,928,250
Microsoft Corp                                                18,528,750
NIKE Inc Class B                                              17,662,500

Composition of holdings is subject to change.

INVESCO Dynamics Fund, Inc.
Statement of Investment Securities
October 31, 1996
UNAUDITED

                                         Country      Shares or
                                         Code if      Principal
                                          Non US         Amount          Value
------------------------------------------------------------------------------

COMMON STOCKS 95.27%
AUDIO/VIDEO RELATED 0.73%
Granada Group PLC                             UK        425,000     $6,121,359
                                                                   -----------
BANKING 1.53%
Banc One                                                300,000     12,712,500
                                                                   -----------
BIOTECHNOLOGY 2.40%
Biogen Inc*                                             100,000      7,450,000
Gilead Sciences*                                        300,000      7,012,500
Human Genome Sciences*                                   40,000      1,460,000
INCYTE Pharmaceuticals*                                 100,000      4,050,000
                                                                   -----------
                                                                    19,972,500
                                                                   -----------
BUILDING & CONSTRUCTION
   RELATED 3.15%
Fluor Corp                                              400,000     26,200,000
                                                                   -----------
BUSINESS & COMMERCIAL
   SERVICES 2.06%
CUC International*                                      700,000     17,150,000
                                                                   -----------
CABLE TELEVISION 1.71%
Cox Communications Class A*                             350,000      6,475,000
Tele-Communications Inc -
   Liberty Media Group Series A*                        300,000      7,725,000
                                                                   -----------
                                                                    14,200,000
                                                                   -----------
CHEMICALS 1.62%
Agrium Inc                                    CA      1,007,700     13,477,987
                                                                   -----------
COMPUTER LOCAL NETWORKS 3.07%
3Com Corp*                                              250,000     16,906,250
Cisco Systems*                                          140,000      8,662,500
                                                                   -----------
                                                                    25,568,750
                                                                   -----------
COMPUTER SOFTWARE 16.45%
CAP Gemini Sogeti SA*                         FR        200,000      9,749,047
Cognos Inc*                                   CA        300,000      9,412,500
Computer Associates International                       400,000     23,650,000
Electronic Arts*                                        650,000     24,375,000

Epic Design Technology*                                 100,000      2,450,000
Konami Co Ltd                                 JA        400,000     13,082,496
Microsoft Corp*                                         135,000     18,528,750
Netscape Communications*                                180,000      7,965,000
Oracle Corp*                                            500,000     21,156,250
Square Co Ltd                                 JA        125,000      6,484,100
                                                                   -----------
                                                                   136,853,143
                                                                   -----------
DIVERSIFIED COMPANIES 0.84%
Hutchison Whampoa Ltd                         HK      1,000,000      6,983,712
                                                                   -----------
EDUCATION & TRAINING 0.46%
National Education*                                     234,600      3,812,250
                                                                   -----------
ELECTRONICS 3.66%
Intel Corp                                              100,000     10,987,500
Leitch Technology*                            CA        550,000     11,073,239
Linear Technology                                       250,000      8,375,000
                                                                   -----------
                                                                    30,435,739
                                                                   -----------
ENGINEERING 1.48%
Foster Wheeler                                          300,000     12,300,000
                                                                   -----------
FINANCE RELATED 0.60%
Groupe Axime*                                 FR         47,221      4,964,120
                                                                   -----------
FOOD PRODUCTS & BEVERAGES 0.19%
Redhook Ale Brewery*                                    100,000      1,550,000
                                                                   -----------
GAMING 1.45%
Midway Games*                                           200,000      4,000,000
Trump Hotels & Casino Resorts*                          506,800      8,045,450
                                                                   -----------
                                                                    12,045,450
                                                                   -----------
HOTELS 0.23%
Thistle Hotels PLC
   Sponsored ADR*^                            UK         70,000      1,909,299
                                                                   -----------
MEDICAL PRODUCTS 1.46%
IDEC Pharmaceuticals*                                   300,000      6,487,500
SEQUUS Pharmaceutical*                                  400,000      5,625,000
                                                                   -----------
                                                                    12,112,500
                                                                   -----------
MEDICAL RELATED - DRUGS 5.18%
Astra AB Series B Shrs                        SW        250,000     11,425,125
Glaxo Wellcome PLC
   Sponsored ADR                              UK        450,000     14,175,000
Warner-Lambert Co                                       275,000     17,496,875
                                                                   -----------
                                                                    43,097,000
                                                                   -----------

METALS & MINING 1.27%
Getchell Gold*                                          100,000      4,450,000
Titanium Metals*                                        200,000      6,150,000
                                                                   -----------
                                                                    10,600,000
                                                                   -----------
MOTION PICTURES & TELEVISION 0.52%
Gaylord Entertainment Class A                           217,612      4,297,837
                                                                   -----------
OIL & GAS RELATED 8.33%
Abacan Resource*                              CA        300,000      2,287,500
Flores & Rucks*                                         201,400      9,516,150
Nuevo Energy*                                           350,000     17,456,250
Reading & Bates                                         300,000      8,625,000
Snyder Oil                                              400,000      6,100,000
Tejas Gas*                                              123,750      5,027,344
USX-Marathon Group                                      350,000      7,656,250
Union Pacific Resources Group                           200,000      5,500,000
United Meridian*                                        151,500      7,139,438
                                                                   -----------
                                                                    69,307,932
                                                                   -----------
PRINTING & PUBLISHING 0.82%
News Corp Ltd ADR                             AS        300,000      6,787,500
                                                                   -----------
REAL ESTATE RELATED 0.96%
Filinvest Development*^                       RP      3,000,000      1,118,730
Starwood Lodging Trust SBI                              153,000      6,885,000
                                                                   -----------
                                                                     8,003,730
                                                                   -----------
RECREATION PRODUCTS 0.44%
WMS Industries*                                         150,000      3,675,000
                                                                   -----------
RETAIL 20.80%
American Stores                                         400,000     16,550,000
Claire's Stores                                         798,000     13,566,000
Finish Line Class A*                                    468,900     19,928,250
Nine West Group*                                        100,000      4,987,500
Price/Costco Inc*                                       750,000     14,906,250
Rite Aid                                                300,000     10,200,000
Saks Holding*                                           160,000      5,600,000
TJX Cos                                                 418,600     16,744,000
Toys "R" Us*                                            900,000     30,487,500
Vons Cos*                                               438,000     24,254,250
Wet Seal Class A*                                       501,500     15,797,250
                                                                   -----------
                                                                   173,021,000
                                                                   -----------
SEMICONDUCTOR EQUIPMENT 0.81%
National Semiconductor*                                 350,000      6,737,500
                                                                   -----------

TELECOMMUICATIONS 5.00%
MFS Communications*                                     350,000     17,543,750
Newbridge Networks*                           CA        407,800     12,896,675
NEXTEL Communications Class A*                          700,000     11,200,000
                                                                   -----------
                                                                    41,640,425
                                                                   -----------
TEXTILES & APPAREL
   MANUFACTURERS 7.01%
Jones Apparel Group*                                    500,000     15,625,000
Liz Claiborne                                           592,800     25,045,800
NIKE Inc Class B                                        300,000     17,662,500
                                                                   -----------
                                                                    58,333,300
                                                                   -----------
TRANSPORTATION 1.04%
Wisconsin Central
   Transportation*                                      240,000      8,640,000
                                                                   -----------
TOTAL COMMON STOCKS
   (Cost $695,810,367)                                             792,510,533
                                                                   -----------
PREFERRED STOCKS 0.85%
PRINTING & PUBLISHING 0.85%
News Corp Ltd Sponsored ADR
   Representing Ltd Voting
   Pfd Shrs (Cost $7,472,760)                 AS        400,000      7,100,000
                                                                   -----------
SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER 3.88%
FINANCE RELATED 1.27%
Associates Corp of North America
   5.650%, 11/1/1996                                 10,543,000     10,543,000
                                                                   -----------
INVESTMENT BROKERS 2.61%
Merrill Lynch & Co
   5.280%, 11/1/1996                                 21,690,000     21,690,000
                                                                   -----------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $32,233,000)                                                32,233,00
                                                                   -----------
TOTAL INVESTMENT
 SECURITIES AT VALUE 100.00%
  (Cost $735,516,127)
  (Cost for Income Tax Purposes
   $736,230,601)                                                   831,843,533
                                                                   ===========

* Security is non-income producing.

^ The following are restricted securites at October 31, 1996:

                                                                      Value as
                                     Acquisition    Acquisition           % of
Description                                 Date           Cost     Net Assets
------------------------------------------------------------------------------
Filinvest Development                    10/4/95     $1,514,684          0.13%
Thistle Hotels PLC
   Sponsored ADR                         10/2/96      1,861,160           0.23
                                                                   -----------
                                                                         0.36%
                                                                   ===========

Summary of Investments by Country

                                                        % of
                                   Country        Investment
Country                               Code        Securities             Value
------------------------------------------------------------------------------
Australia                               AS             1.67%      $13,887,500
Canada                                  CA             5.91        49,147,901
France                                  FR             1.77        14,713,167
Hong Kong                               HK             0.84         6,983,712
Japan                                   JA             2.35        19,566,596
Philippines                             RP             0.14         1,118,730
Sweden                                  SW             1.37        11,425,125
United Kingdom                          UK             2.67        22,205,658
United States                           US            83.28       692,795,144
                                                    -------------------------
                                                     100.00%     $831,843,533
                                                     =========================

See Notes to Financial Statements

INVESCO Dynamics Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
UNAUDITED

ASSETS
Investment Securities at Value
   (Cost $735,516,127)                                      $831,843,533
Cash                                                             357,499
Foreign Currency (Cost $153,854)                                 153,909
Receivables:
   Investment Securities Sold                                 22,127,340
   Fund Shares Sold                                            7,740,820
   Dividends and Interest                                        287,751
Prepaid Expenses and Other Assets                                140,701
                                                         ---------------
TOTAL ASSETS                                                 862,651,553
                                                         ---------------
LIABILITIES
Payables:
   Investment Securities Purchased                            24,395,663
   Fund Shares Repurchased                                     1,573,072
Accrued Distribution Expenses                                    181,202
Depreciation on Forward Foreign
   Currency Contracts                                              9,585
Accrued Expenses                                                  33,111
                                                         ---------------
TOTAL LIABILITIES                                             26,192,633
                                                         ---------------
Net Assets at Value                                         $836,458,920
                                                         ===============
NET ASSETS
Paid-in Capital*                                            $658,359,317
Accumulated Undistributed
   Net Investment Loss                                         (726,656)
Accumulated Undistributed Net
   Realized Gain on Investment
   Securities and Foreign
   Currency Transactions                                      82,500,292
Net Appreciation of Investment
   Securities and Foreign
   Currency Transactions                                      96,325,967
                                                         ---------------
Net Assets at Value                                         $836,458,920
                                                         ===============
Net Asset Value, Offering and
   Redemption Price per Share                                     $14.14
                                                                 =======
* The Fund has 100 million authorized shares of common stock, par value of $0.01 per share, of which 59,159,482 were outstanding at October 31, 1996.

See Notes to Financial Statements

INVESCO Dynamics Fund, Inc.
STATEMENT OF OPERATIONS
Six Months Ended October 31, 1996
UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                                     $2,645,525
Interest                                                       1,168,195
   Foreign Taxes Withheld                                       (98,648)
                                                         ---------------
   TOTAL INCOME                                                3,715,072
                                                         ---------------
EXPENSES
Investment Advisory Fees                                       2,211,722
Distribution Expenses                                            974,509
Transfer Agent Fees                                              913,653
Administrative Fees                                               63,345
Custodian Fees and Expenses                                      122,310
Directors' Fees and Expenses                                      21,087
Professional Fees and Expenses                                    26,455
Registration Fees and Expenses                                    66,573
Reports to Shareholders                                           93,977
Other Expenses                                                     8,318
                                                         ---------------
   TOTAL EXPENSES                                              4,501,949
   Fees and Expenses Paid Indirectly                            (59,791)
                                                         ---------------
   NET EXPENSES                                                4,442,158
                                                         ---------------
NET INVESTMENT LOSS                                            (727,086)
                                                         ---------------
REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain on Investment
   Securities and Foreign Currency
   Transactions                                               10,184,245
Change in Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                               14,309,686
                                                         ---------------
NET GAIN ON INVESTMENT SECURITIES                             24,493,931
                                                         ---------------
Net Increase in Net Assets
   from Operations                                           $23,766,845
                                                         ===============

See Notes to Financial Statements

INVESCO Dynamics Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS

                                            Six Months              Year
                                                 Ended             Ended
                                            October 31          April 30
                                        --------------     -------------
                                                  1996              1996
                                             UNAUDITED

OPERATIONS
Net Investment Income (Loss)                $(727,086)          $921,341
Net Realized Gain on Investment
   Securites and Foreign
   Currency Transactions                    10,184,245       123,157,502
Change in Net Appreciation of
   Investment Securities and
   Foreign Currency Transactions            14,309,686        54,919,111
                                        --------------     -------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                          23,766,845       178,997,954
                                        --------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                0         (923,230)
In Excess of Net Investment
   Income                                            0          (49,570)
Net Realized Gain on Investment
   Securities                                        0      (76,317,721)
                                        --------------     -------------
TOTAL DISTRIBUTIONS                                  0      (77,290,521)
                                        --------------     -------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares              446,266,711       702,306,362
Reinvestment of Distributions                        0        75,476,587
                                        --------------     -------------
                                           446,266,711       777,782,949
                                        --------------     -------------
Amounts Paid for Repurchases
   of Shares                             (411,990,394)     (522,674,650)
                                        --------------     -------------
NET INCREASE IN NET
   ASSETS FROM FUND
   SHARE TRANSACTIONS                       34,276,317       255,108,299
                                        --------------     -------------
Total Increase in Net Assets                58,043,162       356,815,732
NET ASSETS
Beginning of Period                        778,415,758       421,600,026
                                        --------------     -------------
End of Period (Including
   Accumulated Undistributed
   Net Investment Income (Loss)
   of ($726,656) and $430,
   respectively                           $836,458,920      $778,415,758
                                        ==============     =============

FUND SHARE TRANSACTIONS
Shares Sold                                 32,908,543        54,748,807
Shares Issued from Reinvestment
   of Distributions                                  0         6,109,290
                                        --------------     -------------
                                            32,908,543        60,858,097
Shares Repurchased                        (30,935,514)      (40,733,273)
                                        --------------     -------------
Net Increase in Fund Shares                  1,973,029        20,124,824
                                        ==============     =============

See Notes to Financial Statements

     INVESCO Dynamics Fund, Inc. NOTES TO FINANCIAL  STATEMENTS UNAUDITED NOTE 1
- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Dynamics Fund, Inc. (the "Fund"), was incorporated in Maryland. The investment objective of the Fund is to seek appreciation of capital. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
     The  following  is  a  summary  of  significant   accounting  policies
consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     A. SECURITY VALUATION- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors. Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange. If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors. Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days. B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Cost is determined on the specific identification basis.

         The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
         The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
         Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
C. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.
         Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
         Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

E. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exhcnage an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
F. EXPENSES - Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Other Expenses, which include Pricing Expenses, and Transfer Agent Fees are reduced by credits earned by the Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
         For the six months ended October 31, 1996, Fees and Expenses Paid Indirectly consisted of $59,266, $313 and $212 included in Custodian Fees and Expenses, Transfer Agent Fees and Other Expenses, respectively.
NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 0.60% on the first $350 million of average net assets; reduced to 0.55% on the next $350 million of average net assets; and 0.50% on average net assets in excess of $700 million.
      In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of the Fund are made by ITC. Fees for such sub-advisory services are paid by IFG.
      In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
      IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or per participant in an omnibus account. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
      A plan of  distribution  pursuant  to Rule 12b-1 of the Act  provides  for
reimbursement   of  marketing   and   advertising   expenditures   to  IFG  (the
"Distributor") to a maximum of 0.25% of annual average net assets. Amounts accrued by the Fund are available to reimburse the Distributor for actual expenditures incurred within a rolling twelve-month period. For the six months ended October 31, 1996, the Fund paid the Distributor $945,068 for reimbursement of expenses incurred.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended October 31, 1996, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $715,881,189 and $669,177,244, respectively. There were no purchases or sales of U.S. Government securities.
NOTE 4 - APPRECIATION AND DEPRECIATION. At October 31, 1996, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $118,547,774 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $22,934,842, resulting in net appreciation of $95,612,932.
NOTE 5 - TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
   The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan were based on an annual rate equal to 25% of the retainer fee at the time of retirement. As of July 1, 1996, benefits are based on an annual rate of 40% of the retainer fee at the time of retirement.
   Pension expenses for the six months ended Octbober 31, 1996, included in Directors' Fees and Expenses in the Statement of Operations were $3,002. Unfunded accrued pension costs of $8,454 and pension liability of $23,198 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.
NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. For the six months ended October 31, 1996, there were no such borrowings.

INVESCO Dynamics Fund, Inc.
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

                                      Six Months
                                           Ended
                                      October 31                    Year Ended April 30
                                   -------------   -----------------------------------------------------------
                                            1996        1996        1995        1994        1993        1992
                                       UNAUDITED
PER SHARE DATA
Net Asset Value -
   Beginning of Period                    $13.61      $11.38      $10.15      $10.89       $9.57       $8.50
                                   -------------   -----------------------------------------------------------
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income
   (Loss)                                 (0.01)        0.02        0.03      (0.02)      (0.03)      (0.02)
Net Gain on Securities
   (Both Realized and
   Unrealized)                              0.54        3.94        1.34        1.99        1.64        2.05
                                   -------------   -----------------------------------------------------------
Total from Investment
   Operations                               0.53        3.96        1.37        1.97        1.61        2.03
                                   -------------   -----------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+                       0.00        0.02        0.03        0.00        0.00        0.00
Distributions from
   Capital Gains                            0.00        1.71        0.11        2.71        0.29        0.96
                                   -------------   -----------------------------------------------------------
Total Distributions                         0.00        1.73        0.14        2.71        0.29        0.96
                                   -------------   -----------------------------------------------------------
Net Asset Value -
   End of Period                          $14.14      $13.61      $11.38      $10.15      $10.89       $9.57
                                   =============   ===========================================================

TOTAL RETURN                              3.89%*      36.32%      13.57%      17.86%      16.80%      23.47%

RATIOS
Net Assets -End of Period
   ($000 Omitted)                       $836,459    $778,416    $421,600    $287,293    $231,100    $153,956
Ratio of Expenses to
   Average Net Assets#                   0.58%*@      1.14%@       1.20%       1.17%       1.20%       1.18%
Ratio of Net Investment
   Income (Loss) to Average
   Net Assets#                          (0.09%)*       0.16%       0.33%     (0.37%)     (0.38%)     (0.17%)
Portfolio Turnover Rate                     91%*        196%        176%        169%        144%        174%
Average Commission
   Rate Paid^^                          $0.0967*           -           -           -           -           -

+ Distributions in excess of net investment income for the year ended April 30, 1996, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the year ended April 30, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.22% and ratio of net investment income to average net assets would have been 0.31%.

@ Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO FUNDS

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:
1-800-525-8085

To reach PAL (R), your 24-hour Personal Account
Line call: 1-800-424-8085

You can find us on the World Wide Web:
http://www.invesco.com

Or write to:
INVESCO Funds Group, Inc.(SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

If you're in Denver, please visit one of our convenient Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center, 7800 East Union Avenue,
Lobby Level

This information must be preceded or accompanied by an effective prospectus.